EXHIBIT 10.2

CK Jeans Apparel - Asia Jeans License

CK Jeans Apparel - Europe Jeans License

+ Africa (+Europe & Asia)

April 19, 2012

/DMG 25 Apr 12

W  July 2, 2012

27 July 2012

Warnaco Asia Limited formerly CK Jeanswear Asia Limited (“CKJA”)

CK Jeanswear Australia, Ltd. (“CKJ Aus”)

CK Jeanswear New Zealand, Ltd. (“CKJNZ”)

CK Jeanswear Korea, Ltd. (“CKJK”)

CK Jeanswear Shanghai, Ltd. (“CKJS”)

WF Overseas Fashion C.V. (“WFOF”)

Warnaco Italy S.r.l. formerly CK Jeanswear Europe S.r.l. or “CKJE” (“CKJE”)

("CKJA Group Entities")

Warnaco B.V. as successor to CKJ Jeanswear N.V. (as “guarantor”) (“CKJNV” together with the CKJA Group Entities, hereinafter all collectively (“CKJ Entities”)

Re:        Calvin Klein, Inc. (“CKI”) CKJA et alia including CKJNV Jeans Apparel License Agreement (as of 9 May 1996, Amended and Restated d. as of 1 January 1997 as amended (“CK Jeans Apparel - Asia Jeans License”), including as to assigned portions to CKJ Aus (Australia), CKJNZ (New Zealand), CKJ Korea (S. Korea), CKJS (PRC China) and CKJE (Japan), sometimes “Assigned Licenses”

            Calvin Klein Inc. (“CKI”) and CKJE (and also WFOF) as parties to the Jeans Apparel License Agreement (d. 9  May 1996, Amended and Restated d. as of 1 January 1997 as amended) (“CK Jeans Apparel – Europe Jeans License”).

CKI and CKJ Entities as parties (as applicable) to the Amended and Restated “Calvin Klein Jeans” Jeans Apparel Store License d. 6 March 2002 as amended (“Jeans Apparel Store License”)

Ladies and Gentlemen:

CKI and the CKJ Entities hereby agree, effective 1 July 2012 (the "Effective Date"), to amend the CK Jeans Apparel - Asia Jeans License to add the specific countries set forth on Exhibit A ("Asia"), annexed hereto and made a part hereof, to the “Territory”, and to amend the CK Jeans Apparel - Europe Jeans License to add the specific countries and jurisdictions in Europe and to add the specific countries in Africa all as set forth on Exhibit B (individually and collectively, "Europe and Africa"), annexed hereto and made a part hereof, to the “Territory” (and thus also to the “territory” and the applicable region i.e. Africa, Europe, and Asia covered under the Jeans Apparel Store License), as follows:

1.         The “Territory” as defined under the CK Jeans Apparel - Asia Jeans License shall, from and after the Effective Date, include those countries (and jurisdictions) in Asia.

2.         The “Territory” as defined under the CK Jeans Apparel - Europe Jeans License shall, from and after the Effective Date, include those countries (and jurisdictions) in Europe, and include in addition to South Africa those countries listed in Exhibit B, as a separate region Africa (“Africa” or “Africa Region”.)

3.          There will be no separate dollar amounts or increase in the base dollar amount of either the Minimum Guaranteed Fee (§9.1) or the Minimum Advertising Expenditure amount (§7.2) payable under the CK Jeans Apparel – Asia Jeans License applicable to Net Sales in Asia or payable under the CK Jeans Apparel – Europe Jeans License applicable to Net Sales in Europe, respectively, as applicable, or as to Africa which shall be deemed a subset of Europe.  Percentage Fees and earned Minimum Advertising Expenditure amounts based on Net Sales in Asia and Europe (to include Africa as subset thereof) shall, respectively, receive credits for the Minimum Guaranteed Fees or Minimum Advertising Expenditures minimum amounts as applicable paid under each of the CK Jeans Apparel – Asia Jeans License and the CK Jeans Apparel – Europe Jeans License, as applicable.  There will be no separate amount or increased Minimum Net Sales Threshold amount applicable to Net Sales Asia or in Europe, and Net Sales in the additional countries (and jurisdictions) in Asia and Europe will be credited towards MNST’s as provided in each of the CK Jeans Apparel – Asia Jeans License and the CK Jeans Apparel – Europe Jeans License respectively, as applicable.

4.          All retail stores in Asia and Europe and Africa are subject to CKI’s advance approval, and on an ongoing basis, and must consistently comply with the standards for retail outlets as referenced in §5.6 of the CK Jeans Apparel – Asia Jeans License and the CK Jeans Apparel – Europe Jeans License, respectively, as applicable.

5.          There will be no separate limit on the number of “Calvin Klein Jeans” stores required or permitted to be opened or operated under the Jeans Apparel Store License, with respect to free-standing “Calvin Klein Jeans” stores in Asia or Europe,  or Africa, with respect to the additional countries (and jurisdictions) added herein, which stores are subject to all of the terms and provisions under the Jeans Apparel Store License.

6.         This amendment to the CK Jeans Apparel – Asia Jeans License, the CK Jeans Apparel – Europe Jeans License, and to the Jeans Apparel Store License shall be considered as having been entered into in the State of New York and shall be construed and interpreted in accordance with the laws of that state applicable to agreements made and to be performed therein.

7.          Except as set forth herein, each of the CK Jeans Apparel – Asia Jeans License, the CK Jeans Apparel – Europe Jeans License,  and the Jeans Apparel Store License, remains in full force and effect as set forth therein.  This amendment may not be amended or modified, or terminated except in writing signed by both parties hereto and exchanged between them.

[Signature Page Follows]

The parties have executed this amendment as of the date first written above.

Calvin Klein, Inc.

By:/s/ Tom Murry

Warnaco Asia Limited

CK Jeanswear Australia, Ltd.

CK Jeanswear New Zealand, Ltd.

CK Jeanswear Korea, Ltd.

CK Jeanswear Shanghai, Ltd.

By:/s/ Stanley Silverstein

WF Overseas Fashion C.V.

By:/s/ Stanley Silverstein

Warnaco Italy S.r.l.

By:/s/ Stanley Silverstein

Warnaco B.V.

By:/s/ Elizabeth Wood

Warnaco B.V.

By:/s/ Amy Greenfield

Exhibit A

Asia shall include the following:

Afghanistan

Bangladesh

Bhutan

Brunei

East Timor

Iraq

Kyrgyzstan

Maldives

Nepal

Pakistan

Sri Lanka

Tajikistan

Turkmenistan

Fiji

Kiribati

Republic of the Marshall Islands

Nauru

Palau

Samoa

Solomon Islands

Tonga

Tuvalu

Vanuatu

Exhibit B

Africa:**

Algeria

Angola

Benin

Botswana

Burkina

Burundi

Cameroon

Cape Verde

Central African Republic

Chad

Comoros Islands

Congo

Congo

(Dem. Rep.)

Djibouti

Equatorial Guinea

Eritrea

Ethiopia

Gabon

Gambia

Ghana

Guinea

Guinea-Bissau

Ivory Coast

Kenya

Lesotho

Liberia

Libya

Madagascar

Malawi

Mali

Mauritania

Mauritius

Mozambique

Morocco

Namibia

Niger

Nigeria

Reunion

Rwanda

Sao Tome

and Principe

Senegal

Seychelles

Sierra Leone

Somalia

South Africa

Somaliland

Sudan

Tanzania

Togo

Tunisia

Uganda

Zambia

Zimbabwe

Europe:

Albania

Gibralter

Guernsey

Iceland

Isle of Man

Jersey

Monaco

Montenegro

St. Helena